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Via Edgar

July 31, 1997

Division of Investment Management
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

	Re:	Security First Trust
		'33 Act File No. 2-51173
		'40 Act File No. 811-2480

Dear Sir/Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, attached for filing is the supplement, dated July 15, 1997, that has been made to the Security First Trust Prospectus, dated November 29, 1996.

Sincerely,

SECURITY FIRST TRUST

/s/ Richard C. Pearson
-------------------------
Richard C. Pearson
Senior Vice President
and General Counsel

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                             Security First Trust
                       Supplement dated July 15, 1997 to
                       Prospectus dated November 29, 1996



Effective July 15, 1997 Neuberger & Berman, Ltd. replaced T. Rowe Price Associates ("Price Associates") as the sub-adviser to Security First Investment Management Corporation for the Bond Series of the Trust.

Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately
$46 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group. The principals of Neuberger & Berman that will have significant management responsibilities for the Bond Series are Messrs. Theodore Giuliano and Martin McKerrow, who are co-directors of Neuberger & Berman Fixed Income
Group.  Messrs. Giuliano and McKerrow have been employed by Neuberger &
Berman for 13 years.

The terms and conditions of the Sub-Advisory Agreement, dated July 15, 1997, with Neuberger & Berman are substantially similar to the prior agreement with Price Associates, including, without limitation, the sub-advisory fees due under the agreement. The Sub-Advisory Agreement will continue for a term of two (2) years and may be extended from year to year thereafter.